Exhibit 21

Legal Name	Jurisdiction	Assumed Name or d/b/a
Agnew Autoexchange Ltd.	Northern Ireland	Agnew Autoexchange
Agnew Commercials Ltd.	Northern Ireland	Mercedes-Benz of Belfast Mercedes-Benz of Portadown
Agnew Corporate Ltd.	Northern Ireland
Agnew Financial Services Ltd.	Northern Ireland
Agnew Retail Ltd.	Northern Ireland
Agnew Trade Center Ltd.	Northern Ireland	Trade Centre
Ascot Garage Company Limited	England & Wales
Atlantic Auto Funding Corporation	Delaware
Atlantic Auto Second Funding Corporation	Delaware
Atlantic Auto Third Funding Corporation	Delaware
Auto Care Insurance Agency, Inc.	Puerto Rico	United Auto Insurance
Auto Mall Payroll Services, Inc.	Florida
Automotive Media Holdings, LLC	Delaware
Automotive Strategy Limited	England & Wales
AutoVanti Monza S.r.l.	Italy
Bavarian Garages (NI) Ltd.	Northern Ireland	Bavarian BMW, Bavarian MINI
Brett Morgan Chevrolet-GEO, Inc.	Delaware	Landers Chevrolet
Central Ford Center, Inc.	Arkansas
Central Garage (Surrey) Limited	England & Wales
CJNS, LLC	Delaware	Jaguar North Scottsdale, Aston Martin Scottsdale, Land Rover North Scottsdale
Classic Auto Group, Inc.	New Jersey	BMW of Turnersville, Chevrolet Cadillac of Turnersville, Turnersville Collision
Classic Enterprises, LLC	Delaware	Acura of Turnersville
Classic Imports, Inc.	New Jersey	Toyota Scion of Turnersville
Classic Management Company, Inc.	New Jersey	Turnersville Management
Classic Motors Sales, LLC	Delaware	Honda of Turnersville
Classic Nissan of Turnersville, LLC	Delaware	Nissan of Turnersville
Classic Oldsmobile-Pontiac-GMC, Ltd.	Texas	Round Rock Collision
Classic Special Advertising, Inc.	Texas
Classic Special Automotive GP, LLC	Texas
Classic Special Automotive, Ltd.	Texas	Round Rock Toyota Scion
Classic Special Hyundai, Ltd.	Texas	Round Rock Hyundai
Classic Special, LLC	Texas
Classic Turnersville, Inc.	New Jersey	Hyundai of Turnersville
County Auto Group Partnership	New Jersey
Covington Pike Dodge, Inc.	Delaware
Cruickshank Motors Limited	England & Wales

Kings Cheltenham and Gloucester, Kings Manchester, Kings Swindon, Mercedes-Benz of Bedford, Mercedes-Benz Milton Keynes, Mercedes-Benz Northampton, Mercedes-Benz of Bath, Mercedes-Benz of Bristol, Mercedes-Benz of Cheltenham & Gloucester, Mercedes-Benz of

Newbury, Mercedes-Benz of Swindon, Mercedes-Benz of Weston Super Mare, Mercedes-Benz of Newcastle, Mercedes-Benz of Sunderland, Mercedes-Benz of Carlisle, Mercedes-Benz of Teeside, Kings Teeside, Kings Newcastle

Cycle Holdings, LLC	Delaware
D. Young Chevrolet, LLC	Delaware	Penske Chevrolet and Penske Paint & Body
Dan Young Chevrolet, Inc.	Indiana
Dan Young Motors, LLC	Delaware	Penske Honda
Danbury Auto Partnership	Connecticut	Honda of Danbury
Dealer Accessories, LLC	Delaware	Parts Warehouse and Tulsa Express Dealer
DiFeo Chrysler Plymouth Jeep Eagle	New Jersey
DiFeo Hyundai Partnership	New Jersey
DiFeo Leasing Partnership	New Jersey
DiFeo Nissan Partnership	New Jersey	Hudson Nissan
DiFeo Partnership, LLC	Delaware
DiFeo Tenafly Partnership	New Jersey	BMW of Tenafly
Edmond & Milburn Limited	England & Wales	North East Bodyshop
Europa Auto Imports, Inc.	California	Mercedes Benz of San Diego, smart center San Diego and Penske Auto Collision
Florida Chrysler-Plymouth, Inc.	Florida
FRN of Tulsa, LLC	Delaware
FW Mays & Company Limited	England & Wales
GAP Software Solutions Ltd.	Northern Ireland
Gene Reed Chevrolet, Inc.	South Carolina
GMG Motors, Inc.	California	BMW of San Diego, MINI of San Diego
Goodman Derby Limited	England & Wales
Goodman Retail Limited	England & Wales

Bradford Audi, Derby Audi, Harrogate Audi, Harrogate VW, Huddersfield Audi, Huddersfield SEAT, Huddersfield VW, Leeds Audi, Leeds VW, Mayfair Audi, Reading Audi, Slough Audi, Victoria Audi, Wakefield Audi, West London Audi

Goodman TPS Limited	England & Wales	TPS Leeds
Goodson North, LLC	Delaware	Honda of Spring
Goodson Pontiac GMC, LLC	Delaware
Goodson Spring Branch, LLC	Delaware	Spring Branch Honda and Goodson Collision Center
Graypaul Motors Limited	England & Wales	Graypaul Birmingham, Graypaul Edinburgh and Graypaul Nottingham
Guy Salmon Highgate Limited	England & Wales
Guy Salmon Honda Limited	England & Wales
Guy Salmon Jaguar Limited	England & Wales
Guy Salmon Limited	England & Wales	Guy Salmon Jaguar Thames Ditton, Guy Salmon Jaguar Ascot, Guy Salmon Jaguar Maidstone, Guy Salmon Land Rover Thames Ditton, Guy Salmon Land Rover Stockport, Guy Salmon Land Rover

Sheffield, Guy Salmon Land Rover Wakefield, Guy Salmon Land Rover Knutsford, Guy Salmon Land Rover Stratford upon Avon, Guy Salmon Land Rover Ascot, Guy Salmon Land Rover Portsmouth, Guy Salmon Land Rover Maidstone, Guy Salmon Land Rover Bristol, Redhill Honda, Guy Salmon Jaguar Coventry, Guy Salmon Jaguar Northampton, Guy Salmon Land Rover Coventry

Hallamshire Motor Company Limited	England & Wales
HBL, LLC	Delaware	Audi Tysons Corner, Mercedes-Benz of Tysons Corner, Porsche of Tysons Corner, smart center Tysons Corner and Tysons Corner Collision
Hill Country Imports, Ltd.	Texas	Round Rock Honda
HT Automotive, LLC	Delaware	Tempe Honda
Hudson Motors Partnership	New Jersey	Hudson Toyota Scion
Hughenden Motor Company Limited	England & Wales
HVPH Motor Corporation	Puerto Rico	Lexus de San Juan, Lexus de Ponce
IAPCB Ltd.	Northern Ireland	Porsche Centre Belfast
Isaac Agnew (Holdings) Ltd.	Northern Ireland
Isaac Agnew (Mallusk) Ltd.	Northern Ireland	Volkswagen Belfast Volkswagen Newtonabbey
Isaac Agnew Ltd.	Northern Ireland	Belfast Audi Portadown Audi
John Fox Limited	England & Wales	Leicester Audi and Nottingham Audi
JS Imports, LLC	Delaware
Kings Motors Limited	England & Wales
KMPB, LLC	Delaware
KMT/UAG, Inc.	California	Kearny Mesa Toyota Scion
Landers Auto Sales, LLC	Delaware	Landers Chrysler Jeep Dodge and Landers Auto Body
Landers Buick-Pontiac, Inc.	Arkansas
Landers Ford North, Inc.	Delaware
Landers United Auto Group No. 2, Inc.	Arkansas
Late Acquisition I, LLC	Delaware
Late Acquisition II, LLC	Delaware
Mar Parts Limited	England & Wales
Maranello Concessionaires Limited	England & Wales	Ferrari Classic Parts
Maranello Holdings Limited	England & Wales
Maranello Parts S.r.l.	Italy
Maranello Sales Limited	England & Wales	Maranello Egham
Michael Chevrolet-Oldsmobile, Inc.	South Carolina
Michael Powles Limited	England & Wales
Minden Limited	England & Wales
Motorcars Acquisition II, LLC	Delaware
Motorcars Acquisition III, LLC	Delaware
Motorcars Acquisition IV, LLC	Delaware	Toyota Scion of Bedford

Motorcars Acquisition V, LLC	Delaware	Cleveland Management
Motorcars Acquisition VI, LLC	Delaware	Bedford Collision
Motorcars Acquisition, LLC	Delaware	Mercedes Benz of Bedford, smart center Bedford
National City Ford, Inc.	Delaware
OCT Partnership	New Jersey	Gateway Toyota Scion
Oxford Mazda Limited	England & Wales
PAG Acquisition 27, LLC	Delaware
PAG Acquisition 28, LLC	Delaware
PAG Acquisition 36, LLC	Delaware
PAG Acquisition 37, LLC	Delaware
PAG Acquisition 40, LLC	Delaware
PAG Acquisition 41, LLC	Delaware
PAG Arkansas F1, LLC	Delaware	Fiat of Fayetteville
PAG Arkansas F2, LLC	Delaware	Landers Fiat
PAG Arkansas MIT, LLC	Delaware
PAG Atlanta Management, Inc.	Delaware
PAG Austin H1, LLC	Delaware
PAG Austin S1, LLC	Delaware
PAG Avondale H1, LLC	Delaware
PAG Bedford A1, LLC	Delaware	Audi Bedford
PAG Bedford P1, LLC	Delaware	Porsche of Beachwood
PAG Bedford Properties, LLC	Delaware
PAG Chantilly M1, LLC	Delaware	Mercedes-Benz of Chantilly
PAG Clovis T1, Inc.	Delaware	Toyota of Clovis, Scion of Clovis
PAG Distributor S1, Inc.	Delaware
PAG East, LLC	Delaware	East Operations Management
PAG Edison B1, LLC	Delaware
PAG Goodyear F1, LLC	Delaware
PAG Greenwich M1, LLC	Delaware	Mercedes-Benz of Greenwich, Maybach of Greenwich
PAG Investments, LLC	Delaware
PAG Italy Holdings Limited	England & Wales
PAG Italy S.r.l.	Italy
PAG Madison L1, LLC	Delaware	Lexus of Madison
PAG Madison T1, LLC	Delaware	Jon Lancaster Toyota, Jon Lancaster Scion
PAG Marin M1, Inc.	Delaware	MINI of Marin
PAG Mentor A1, Inc.	Ohio	Audi Willoughby
PAG Michigan Holdings, LLC	Delaware
PAG Michigan S1, LLC	Delaware
PAG North Scottsdale BE, LLC	Delaware	Bentley Scottsdale (& Rolls Royce, Bugatti and Lamborghini)
PAG Northern California Management, Inc.	Delaware
PAG Ontario B1, Inc.	Delaware	BMW of Ontario, MINI of Ontario
PAG Orange County Management Co., Inc.	Delaware
PAG Orange County RR, Inc.	Delaware	Orange County Rapid Repair
PAG Orlando General, Inc.	Delaware

PAG Orlando Limited, Inc.	Delaware
PAG Orlando Partnership, Ltd.	Florida	Central Florida Toyota Scion
PAG San Francisco N1, Inc.	Delaware	Nissan Infiniti San Francisco
PAG San Jose S1, Inc.	Delaware
PAG Santa Ana AVW, Inc.	Delaware	Commonwealth Audi, Commonwealth Volkswagen
PAG Santa Ana B1, Inc.	Delaware	Crevier BMW, Crevier MINI
PAG Tempe M1, LLC	Delaware	MINI of Tempe
PAG Texas Management Co., LLC	Delaware
PAG Turnersville AU, LLC	Delaware	Audi Turnersville
PAG West Acquisition 7, Inc.	Delaware
PAG West Acquisition 8, Inc.	Delaware
PAG West Acquisition 9, Inc.	Delaware
PAG West Bay MIT, LLC	Delaware
PAG West, LLC	Delaware
Palm Auto Plaza, LLC	Delaware	Palm Beach Toyota Scion and Trail Auto Body
Peachtree Nissan, Inc.	Georgia
Penske Automotive Europe Gmbh	Germany
Penske Car Rental Holdings, LLC	Delaware
Penske Car Rental Indiana, LLC	Delaware
Penske Car Rental Memphis, LLC	Delaware
Penske Direct, LLC	Delaware
Penske Realty GmbH	Germany
Penske Sportwagenzentrum GmbH	Germany	PorscheZentrum Mannheim
Penske Wholesale Outlet, LLC	Delaware
Peter Pan Motors, Inc.	California	Peter Pan BMW
PMRC, LLC	Delaware	Penske Racing Museum
Prestage Limited	England & Wales
Prophets (Gerrards Cross) Limited	England & Wales
Prophets Garage Limited	England & Wales
PW Automotive, LLC	Delaware	Penske Wynn Ferrari Maserati
Quad Finance Limited	England & Wales
R Stratton & Co Limited	England & Wales	Bentley Birmingham, Bentley Edinburgh, Bentley Leicester and Bentley Manchester
R Stratton (Knutsford) Limited	England & Wales
Rectory Road Limited	England & Wales
Relentless Pursuit Enterprises, Inc.	California	Lexus San Diego
RHD Finance Limited	England & Wales
Roadfield Ltd.	Northern Ireland
Roadfield Motors Ltd.	Northern Ireland
Rybridge Cars Limited	England & Wales
Ryburn Cars Limited	England & Wales
Rycar Limited	England & Wales
Rycom Vehicles Limited	England & Wales
Rycroft Vehicles Limited	England & Wales
Rydale Cardiff Limited	England & Wales
Rydnal Limited	England & Wales
Ryland Cars Limited	England & Wales

Ryland Group Limited	England & Wales
Ryland Group Services Limited	England & Wales
Ryland Investments Limited	England & Wales
Ryland Leasing Limited	England & Wales
Ryland North West Limited	England & Wales
Ryland Properties Limited	England & Wales
Ryland Vehicles Limited	England & Wales
SA Automotive, Ltd.	Arizona	Acura North Scottsdale
SAU Automotive, Ltd.	Arizona	Audi Chandler
Scandanavian Cars Ltd.	Northern Ireland	Saab Belfast
Scottsdale 101 Management, LLC	Delaware	Scottsdale 101 Management
Scottsdale Ferrari, LLC	Arizona	Scottsdale Ferrari, Scottsdale Maserati, Lotus of Scottsdale
Scottsdale Jaguar, Ltd.	Arizona
Scottsdale Management Group, Ltd.	Arizona	Scottsdale Management
Scottsdale Paint & Body, LLC	Delaware	Penske Rapid Repair and Penske Automotive Collision Center
SDG Automotive Investments, LLC	Ohio
SHVP Motor Corporation	Puerto Rico	Honda Suzuki 65 Inf. San Juan, Toyota Scion de San Juan
Sigma Motors, Inc.	Arizona	Mercedes Benz of Chandler and smart center Chandler
SK Motors, LLC	Delaware	Porsche North Scottsdale
SL Automotive, LLC	Delaware	Lexus of Chandler
Somerset Motors Partnership	New Jersey	Lexus of Bridgewater and Lexus of Edison
Somerset Motors, Inc.	New Jersey
Stanley Harvey and Company Ltd.	Northern Ireland
Stanley Motorworks (1932) Ltd.	Northern Ireland	SMW Volvo SMW Suzuki
Sun Motors, LLC	Delaware	BMW North Scottsdale and MINI North Scottsdale
Sunningdale Carriage Company Limited	England & Wales
Sytner Cars Limited	England & Wales	Porsche Centre Leicester, Porsche Centre Solihull, Porsche Centre Edinburgh, Porsche Centre Glasgow, Porsche Centre Mid Sussex and Porsche Centre Silverstone
Sytner Coventry Limited	England & Wales	Honda Gatwick and Tollbar Warwick
Sytner Direct Limited	England & Wales
Sytner Finance Limited	England & Wales
Sytner Group Limited	England & Wales
Sytner Holdings Limited	England & Wales	Guy Salmon Jaguar Oxford, Oxford Saab (after sales)
Sytner Limited	England & Wales

Alpina, Rolls Royce Sunningdale, Sytner Chigwell, Sytner City, Sytner Harold Wood, Sytner High Wycombe, Sytner Leicester, Sytner Nottingham, Sytner Sheffield, Sytner Solihull, Sytner Sunningdale, Sytner Maidenhead, Sytner Birmingham, Sytner Cardiff, Sytner Newport, Sytner Oldbury, Sytner Sutton

Coldfield, Sytner Coventry
Sytner London Limited	England & Wales
Sytner of Leicester Limited	England & Wales
Sytner Properties (Grove Park) Limited	England & Wales
Sytner Properties Limited	England & Wales
Sytner Retail Limited	England & Wales
Sytner Sheffield Limited	England & Wales
Sytner Vehicles Limited	England & Wales

Lexus Leicester, Toyota World Birmingham, Toyota World Bristol North, Toyota World Bristol South, Toyota World Cardiff, Toyota World Newport, Toyota World Bridgend, Lexus Birmingham, Lexus Bristol, Lexus Cardiff, Lexus Milton Keynes, Toyota World Tamworth, Toyota World Solihull

Tamburro Enterprises, Inc.	Nevada
Tamsen GmbH	Germany
Thomson & Taylor (Brooklands) Limited	England & Wales
Trade Parts Specialist (NI) Ltd.	Northern Ireland	TPS Mallusk
Tri-City Leasing, Inc.	California
Turnersville Auto Outlet, LLC	Delaware
UAG Arkansas FLM, LLC	Delaware	Landers Ford
UAG Atlanta H1, LLC	Delaware	Honda Mall of Georgia
UAG Atlanta IV Motors, Inc.	Georgia	United BMW (Gwinnett) and United BMW of Roswell
UAG Capitol, Inc.	Delaware	Capitol Honda
UAG Carolina, Inc.	Delaware
UAG Central NJ, LLC	Delaware	Ferrari Maserati of Central New Jersey
UAG Central Region Management, LLC	Indiana
UAG Chantilly AU, LLC	Delaware	Audi Chantilly
UAG CHCC, Inc.	New Jersey
UAG Chevrolet, Inc.	New Jersey
UAG Citrus Motors, LLC	Delaware
UAG Classic, Inc.	Delaware
UAG Clovis, Inc.	Delaware	Honda North
UAG Connecticut I, LLC	Delaware
UAG Connecticut, LLC	Delaware
UAG Duluth, Inc.	Texas	Atlanta Toyota Scion, United Collision
UAG East, LLC	Delaware
UAG Escondido A1, Inc.	Delaware	Acura of Escondido
UAG Escondido H1, Inc.	Delaware	Honda of Escondido
UAG Escondido M1, Inc.	Delaware	Mazda of Escondido
UAG Europe Limited	England & Wales
UAG Fairfield CA, LLC	Delaware	Audi Fairfield
UAG Fairfield CM, LLC	Delaware	Fairfield Collision Center, Mercedes-Benz of Fairfield and smart center Fairfield
UAG Fairfield CP, LLC	Delaware	Porsche of Fairfield
UAG Fayetteville I, LLC	Delaware	Chevrolet of Fayetteville

UAG Fayetteville II, LLC	Delaware	Honda of Fayetteville
UAG Fayetteville III, LLC	Delaware	Acura of Fayetteville
UAG Finance Company, Inc.	Delaware
UAG GD, Ltd.	Texas
UAG GN, Ltd.	Texas
UAG GP, Ltd.	Texas
UAG Graceland II, Inc.	Delaware
UAG GW, Ltd.	Texas
UAG Houston Acquisition, Ltd.	Texas
UAG Hudson CJD, LLC	Delaware	Hudson Chrysler Jeep Dodge
UAG Hudson, Inc.	New Jersey
UAG International Holdings, Inc.	Delaware
UAG Kissimmee Motors, Inc.	Delaware
UAG Landers Springdale, LLC	Delaware	Toyota Scion of Fayetteville and Fayetteville Collision
UAG Los Gatos, Inc.	Delaware	Los Gatos Acura and Los Gatos Collision
UAG Marin, Inc.	Delaware	Marin Honda
UAG Memphis II, Inc.	Delaware	Wolfchase Toyota Scion
UAG Memphis IV, Inc.	Delaware
UAG Memphis Management, Inc.	Delaware
UAG Mentor Acquisition, LLC	Delaware	Honda of Mentor
UAG Michigan Cadillac, LLC	Delaware	Rinke Cadillac and Rinke Cadillac Collision
UAG Michigan H1, LLC	Delaware	Honda Bloomfield
UAG Michigan H2, LLC	Delaware
UAG Michigan Pontiac-GMC, LLC	Delaware
UAG Michigan T1, LLC	Delaware
UAG Michigan TMV, LLC	Delaware
UAG Minneapolis B1, LLC	Delaware	Motorwerks BMW, Motorwerks MINI
UAG Nanuet II, LLC	Delaware	Honda of Nanuet
UAG Nevada Land, LLC	Delaware
UAG Northeast, LLC	Delaware
UAG Oldsmobile of Indiana, LLC	Delaware
UAG Phoenix VC, LLC	Delaware
UAG Realty, LLC	Delaware
UAG Royal Palm M1, LLC	Delaware	Royal Palm Mazda
UAG Royal Palm, LLC	Delaware	Royal Palm Toyota, Royal Palm Scion
UAG San Diego A1, Inc.	Delaware	Kearny Mesa Acura
UAG San Diego AU, Inc.	Delaware	Audi Escondido
UAG San Diego H1, Inc.	Delaware	Honda Mission Valley
UAG San Diego JA, Inc.	Delaware
UAG San Diego Management, Inc.	Delaware
UAG Spring, LLC	Delaware
UAG Stevens Creek II, Inc.	Delaware	Audi Stevens Creek and Porsche of Stevens Creek
UAG Sunnyvale, Inc.	Delaware
UAG Texas II, Inc.	Delaware
UAG Texas, LLC	Delaware
UAG Tulsa Holdings, LLC	Delaware

UAG Turnersville Motors, LLC	Delaware
UAG Turnersville Realty, LLC	Delaware
UAG UK Holdings Limited	England & Wales
UAG VK, LLC	Delaware	Volkswagen North Scottsdale
UAG West Bay AM, LLC	Delaware	Inskip Collision Center
UAG West Bay FM, LLC	Delaware
UAG West Bay IA, LLC	Delaware	Acura of Warwick
UAG West Bay IAU, LLC	Delaware	Audi Warwick
UAG West Bay IB, LLC	Delaware	Bentley Providence
UAG West Bay II, LLC	Delaware	Infiniti of Warwick
UAG West Bay IL, LLC	Delaware	Lexus of Warwick
UAG West Bay IM, LLC	Delaware	Mercedes Benz of Warwick, MB Sprinter of Warwick, smart center Warwick
UAG West Bay IN, LLC	Delaware	Nissan Warwick
UAG West Bay IP, LLC	Delaware	Porsche of Warwick
UAG West Bay IV, LLC	Delaware
UAG West Bay IW, LLC	Delaware	BMW of Warwick, MINI of Warwick
UAG Young II, Inc.	Delaware
UAG-Caribbean, Inc.	Delaware
United Auto Group UK Limited	England & Wales
United Auto Licensing, LLC	Delaware	UnitedAuto Licensing
United Auto Scottsdale Property Holdings, LLC	Delaware
United AutoCare Products, LLC	Delaware	United AutoCare
United Ford Broken Arrow, LLC	Delaware
United Ford North, LLC	Delaware
United Nissan, Inc.	Tennessee
United Nissan, Inc.	Georgia
United Ranch Automotive, LLC	Delaware	Audi North Scottsdale
UnitedAuto Dodge of Shreveport, Inc.	Delaware
UnitedAuto Fifth Funding, Inc.	Delaware
UnitedAuto Finance, Inc.	Delaware
UnitedAuto Fourth Funding, Inc.	Delaware
Vanti Group S.r.l.	Italy
VPH Motor Corporation	Puerto Rico	Chrysler Jeep Dodge, Nissan and Fiat Mayaguez, Chrysler Jeep Dodge and Fiat Ponce
West Palm Auto Mall, Inc.	Florida
West Palm Nissan, LLC	Delaware	Royal Palm Nissan
West Palm S1, LLC	Delaware
Westbury Superstore Ltd.	New York
William Jacks Limited	England & Wales
William Jacks Properties Limited	England & Wales
William Jacks Services Limited	England & Wales
WTA Motors, Ltd.	Texas	BMW of Austin, MINI of Austin
Yarnolds of Stratford Limited	England & Wales
Young Automotive Holdings, LLC	Delaware
Young Management Group, Inc.	Indiana
Zycor 16 Limited	England & Wales

Zycor 17 Limited	England & Wales
Zycor 18 Limited	England & Wales
Zycor 5 Limited	England & Wales